GMO TRUST

GMO International Opportunistic Value Fund

Supplement dated June 30, 2024 to the

Summary Prospectus dated June 30, 2024

Until December 31, 2024, the section appearing on page 4 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Teams and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Systematic Equity	George Sakoulis (since March 2024)	Head, Systematic Equity Team, GMO.
Systematic Equity	Warren Chiang (since May 2023)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Simon Harris (since 2019)	Portfolio Manager, Systematic Equity Team, GMO.
Systematic Equity	Tara Oliver (since May 2023)	Portfolio Manager, Systematic Equity Team, GMO.
Asset Allocation	John Thorndike (since May 2023)	Co-Head, Asset Allocation Team, GMO.